UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     July 1, 2008

Cano Petroleum, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-32496	77-0635673
(Commission file number)	(IRS employer identification number)

801 Cherry Street, Suite 3200
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip code)

(817) 698-0900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events

On July 1, 2008, Cano Petroleum, Inc. (the “Company”) issued a press release announcing the sale of 7,000,000 shares of its common stock in a public offering.  Attached hereto as Exhibit 99.1 is the press release issued by the Company on July 1, 2008.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

99.1	Press Release dated July 1, 2008.

* * * * *

SIGNATURE

                                                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANO PETROLEUM, INC.

Date: July 1, 2008

	By:	/s/ Morris B. Smith
Morris B. Smith
Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 1, 2008.